Exhibit 99.2
Investor Presentation April 2023

2023 Investor Report 2 Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, changes in general business and economic conditions (including inflation and concerns about inflation) on a national basis and in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in customer behavior; ongoing turbulence in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; increases in loan default and charge-off rates; decreases in the value of securities in the Company’s investment portfolio; fluctuations in real estate values; the possibility that future credit losses may be higher than currently expected due to changes in economic assumptions, customer behavior or adverse economic developments; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; acquisitions may not produce results at levels or within time frames originally anticipated; cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, and future pandemics; changes in regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10 K and Quarterly Reports on Form 10 Q as filed with the SEC, which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise


VT
NH
ME
MA
RI
CT
Washington
Addison
Orange
Rutland
Windsor
Bennington
Windham
Grafton
Carroll
Belknap
Sullivan
Merrimack
Strafford
Cheshire
Hillsborough
Rockingham
Androscoggin
Knox
Cumberland
Sagadahoc
Lincoln
York
Franklin
Berkshire
Hampshire
Worcester
Middlesex
Essex
Suffolk
Norfolk
Plymouth
Hampden
Bristol
Barnstable
Dukes
Nantucket
Litchfield
Hartford
Tolland
Windham
Kent
Washington
Newport
Bristol
New London
Middlesex
New Haven
Fairfield
Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$5.6 Billion
Total Loans:	$4.6 Billion
Total Deposits:	$4.2 Billion
Market Capitalization:	$574.2 Million (as of 3/31/23)

- HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered trust company.
- HarborOne Bank is headquartered in Brockton, MA with 31 full-service branches throughout Metro Boston, Southeast Massachusetts and Rhode Island and a commercial lending office in Boston and Providence.
- HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.
- HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of HarborOne Bank with 24 offices in Maine, Massachusetts, New Hampshire, New Jersey and Rhode Island and licensed to lend in 6 additional states.

HARBORONE® Bancorp

2023 Investor Report 3

2023 Investor Report 4 ▪ Diluted EPS of $0.16, ROA of 0.54%, and ROE of 4.72%. ▪ Margin declined from 3.23% in Q4 2022 to 2.78% in Q1 2023. ▪ HarborOne Mortgage recorded loss of $1.3 million, including a negative change in fair value of mortgage servicing rights of $1.3 million. ▪ Company announced cost saving measures including a reduction in headcount of 37 FTE’s with annual savings of $4.1 million. These measures include 1 branch relocation, 1 branch closure, and other organizational efficiencies. ▪ Fifth repurchase program complete; 2,450,208 shares repurchased at an average share cost of $13.01. ▪ Increased quarterly dividend by 7%. Q1 2023 Highlights Net Income $7.3 Million Diluted Earnings Per Share $0.16 Loan Growth $ 73.0 Million Deposit Growth $ 52.2 Million Tangible Book Value $11.22

2023 Investor Report 5 $4.1 B $4.5 B $4.6 B $5.4 B $5.6 B 2019 2020 2021 2022 Q1 '23 15.3% 14.5% 13.6% 11.5% 10.7% 2019 2020 2021 2022 Q1 '23 $3.0 B $3.5 B $3.6 B $4.6 B $4.6 B 2019 2020 2021 2022 Q1 '23 $10.10 $10.88 $11.57 $11.13 $11.22 2019 2020 2021 2022 Q1 '23 Key Performance Metrics Total Assets Total Loans Tier 1 Capital Tangible Book Value

2023 Investor Report 6 Key Performance Metrics (Cont.) EPS Net Income Net Interest Margin on FTE Basis Net Interest Income $0.33 $0.82 $1.14 $0.97 $0.16 2019 2020 2021 2022 Q1 '23 $18.3 k $44.8 k $58.5 k $45.6 k $7.3 k 2019 2020 2021 2022 Q1 '23 3.14% 3.06% 3.12% 3.35% 2.78% 2019 2020 2021 2022 Q1 '23 $109.1 M $120.1 M $131.4 M $149.0 M $34.4 M 2019 2020 2021 2022 Q1 '23

2023 Investor Report 7 Capital Management ▪ The Company remains well capitalized and is able to weather economic volatility. ▪ Continued annual dividend growth with 7% increase in Q1 2023. ▪ Fifth Buyback Program complete, 13.4 million shares purchased since 2020. ▪ Strong Tangible Capital Ratio of 9.60% with minimal securities categorized as Held to Maturity. ▪ Strong primary and secondary liquidity. 10.5% 8.5% 7.0% 4.0% 14.0% 12.2% 12.2% 10.7% 9.6% Total Capital Tier 1 Capital Tier 1 Common Equity Tier 1 Leverage Tangible Common Equity Minimum Capital Required plus Capital Conservation Buffer HONE Capital Ratios * * All information is as of 3/31/23 unless otherwise noted.

2023 Investor Report 8 FHLB $586,315 Wholesale Deposits $100,000 Unencumbered securities $320,000 FRB Discount Window, $66,277 Correspondent Banks, $25,000 Liquidity Management Available Funding Sources: $1.1 Billion ▪ Management’s actions to preserve liquidity and Capital: o Cash flow from investment portfolio used to fund loans/reduce borrowings. o Slowed loan growth. o FRB Term Borrowings.

2023 Investor Report 9 Securities Portfolio Total Securities At Par Value Held to Maturity $19,838 5% Available for Sale $364,225 95% ▪ Securities Portfolio is 5.8% of total assets. ▪ Effective duration of the portfolio is 6.6 years. ▪ Total unrealized loss on the Held to Maturity portfolio is $562k with minimal impact to capital ratios.

2023 Investor Report 10 CRE 49% Residential 1-4 Family 32% C&I 9% Construction 5% HELOC & Sec. Mtg. 4% Consumer 1% Loan Portfolio $4.6 Billion

2023 Investor Report 11 Commercial Lending $1.6 B $2.1 B $2.3 B $2.9 B $2.9 B $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 Q1 '23 Construction Commercial Commercial Real Estate Total Commercial Loans ▪ Commercial loans grew from $1.6 billion in 2019 to $2.9 billion on March 31, 2023, transforming the balance sheet while maintaining strong credit quality. ▪ #3 in volume U.S. Small Business Administration (SBA) Lender in Rhode Island in 2022. ▪ Continued investment in people and technology to promote C&I and Small Business growth within Boston metro. ▪ Q1 growth focused on high quality, deep relationship lending within footprint.

2023 Investor Report 12 Commercial Real Estate Portfolio $2.3 Billion Flex/Industrial 21% Apartments 17% Retail 13% Hotels 13% Office 10% Health Care 8% All Other Property Types 18% LTV: 60% LTV: 63% LTV: 61% LTV: 60% LTV: 60% LTV: 67% LTV: 62% New England Focused By Metropolitan Statistical Area MSA 03/31/23 Boston-Cambridge-Quincy, MA $1.2 Bn Providence-New Bedford-Fall River, RI-MA $0.4 Bn Barnstable - Islands, MA $0.2 Bn Manchester-Nashua, NH $0.1 Bn Bridgeport-Stamford-Norwalk, CT $0.1 Bn Other $0.3 Bn Total $2.3 Bn Key Portfolio Metrics Conservative Underwriting Methodology Metric 03/31/23 2023 Maturities / Total CRE Loans 3.0% Loan to Value – Origination 62.0% Reserves / Total CRE Loans 0.9% 30+ Delinquency % 0.0% Criticized Loans / Total CRE Loans 1.5% NPL / Total CRE Loans 0.1% Office - Central Business District / Total CRE Loans 0.6% Diversified Portfolio by Industry Type

2023 Investor Report 13 Commercial Real Estate Portfolio Segmentation Industry Non Anchored Anchored Total Portfolio Commentary Retail $40MM $238MM $278MM Low % of Non Anchored Retail. Strong occupancy rate at 93%. Industry Metro Suburban Total Portfolio Commentary Office $15MM $211MM $226MM Low % of Central Business District. Resilient occupancy rate at 91%. Industry Business Focused Leisure Focused Total Portfolio Commentary Hotels $86MM $212MM $298MM Focus on destination boutique leisure with well known sponsors. Industry CoStar Rating 4+ CoStar Rating 3 Total Portfolio Commentary Apartments 50% 38% $385MM Focus on high quality properties. Strong occupancy rate at 96%.

2023 Investor Report 14 Construction and Commercial & Industrial Portfolio Apartments 46% Flex/Industrial 26% Retail 11% Land Dev. Residential 8% Office 4% Restaurant 3% Other 2% Health Care 20% Alt. Energy 19% Manufacturing 12% Retail 8% Construction 5% Wholesale Trade 5% RE Leasing 5% Restaurant Prof. Svcs 4% 3% All Other 19% Construction: $213 Million Commercial & Industrial: $423 Million ▪ Preference for known sponsors with existing relationships ▪ Diversified portfolio with focus on local relationships ▪ Specialization in Healthcare and Alternative Energy

2023 Investor Report 15 Residential 1-4 Family 86% HELOC & Sec. Mtg. 10% Consumer 2% Construction 2% Residential and Consumer Lending Portfolio $1.7 Billion Key Portfolio Metrics: Residential Conservative Underwriting Methodology Metric 03/31/23 Weighted Average FICO (as of 1/2023) 768 Weighted Average LTV (Origination) 67% Second Home and Investment % 12% Cash-out Refinanced %1 3.1% 30+ Delinquency % 0.5% Key Portfolio Metrics: HELOC Conservative Underwriting Methodology Metric 03/31/23 Weighted Average FICO (as of 1/2023) 770 Weighted Average CLTV 59% Utilization 37% Second Home and Investment % 2.7% 30+ Delinquency % 0.2% 1 Cash-out Refinanced % represents population of loans booked since March 15, 2021

2023 Investor Report 16 Credit Quality Nonperforming Loans to Total Assets ($MM) Net Charge-Offs to Average Loans $30.3 $34.1 $36.1 $14.8 $12.2 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2019 2020 2021 2022 Q1 '23 Residential Commercial Consumer 0.04% 0.10% 0.08% 0.09% 0.00% 2019 2020 2021 2022 Q1 '23

2023 Investor Report 17 Allowance for Credit Losses (ACL) ▪ Forecasted unemployment rate assumes a starting point of 3.9% and increasing to 4.8% by end of 2023. ▪ Q1 2023 ACL rate of 1.02% of total loans up 3 bps from Q4 2022. $45.24 $46.99 +$1.74 +$0.01 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $50.00 4Q 2022 Changes in Pooled Loans Changes in Individually Analyzed Loans 1Q 2023 $ Millions

Relationship Banking



Deposit Mix
Money Market 19%
Savings 34%
CD 23%
DDA/NOW 24%

- DIF provides excess insurance coverage until February 24, 2024 for certain depositors

- Long Tenured Relationships:
  - 75% of balances > 5+ year tenure
  - 63% of balances > 10+ year tenure
  - 52% of balances > 15+ year tenure
- Q1 Key Relationship Metrics:
  - Consumer HH with primary checking increased 1%
  - Total Consumer accounts increased 1%
  - Business checking accounts increased 9%
- Shift to Self-Service / Payments:
  - 64% usage with 2.4% increase YOY
  - 87% of Consumer HH are digitally engaged
  - 72% of Consumers are active debit card users
- Banking Centers Optimization Underway:
  - Relocation of Randolph Branch resulting in a smaller, more efficient space. Long-term expense reduction.
  - Planned closure of one of the four Brockton Branches.

HarborOne Bancorp
2023 Investor Report
18

2023 Investor Report 19 Deposits Average Quarterly Cost of Deposits 0.18% 0.21% 0.36% 0.84% 1.55% Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 ▪ In Q1, total deposits increased $52.2 million with growth of CD’s offset by a decline in core balances. Cost of deposits increased 71 basis points to 1.55% for the three months ended March 31, 2023. ▪ While January and February experienced outflow of core deposits, March recorded an increase of $15.4 million. ▪ Business accounts represent 16.5% of total deposits with cost of 106 basis points. Q1 decrease of $26.8 million or 3.7%. ▪ Since the Federal Reserve has started the tightening cycle, Fed funds has increased 450 basis points. In that five-quarter timeframe, the Bank’s cost of deposits increased 137 basis points. ▪ March 2023 Cost of Deposits was 1.71%

2023 Investor Report 20 Mortgage Banking ($ in 000’s) Q1 2023 Q4 2022 Q1 2022 Gain on Sale $2,224 $2,301 $5,322 MSR Fair Value & Amortization $(1,556) $(2,368) $4,695 Servicing Revenue / Other $2,796 $3,220 $3,521 Total Revenue $3,464 $3,153 $13,538 Expenses $5,322 $5,452 $7,761 Net Income $(1,293) $(2,299) $4,236 Key Drivers/Statistics $ Disbursements $126 MM $222 MM $254 MM Sales Margin 2.35% 1.43% 2.70% FTE’s 145 175 219 Offices 24 26 30 MSR Balance $43.7 MM $44.6 MM $41.5 MM Change in MSR Fair Value $(1.3) MM $(1.9) MM $5.4 MM 10 year Treasury 3.47% 3.88% 2.32% ▪ Mortgage banking segment continues to be negatively impacted by market conditions and New England seasonality. ▪ Flexible operating model includes expense-disciplined management team. Q1 includes $249k in severance expense for the reduction of 16 FTE’s. ▪ Net loss of $1.3 million, improvement quarter-over-quarter, driven by improved MSR valuation and higher margins offset by reduced disbursements. ▪ Expenses of $5.3 million, down $2.4 million or 31% year-over-year, largely driven by reduction of commissions, closing of 6 offices and reduction in force of 74 FTE’s, or 34%. ▪ Q1 Production volume, 92% purchase, 8% refinance.

2023 Investor Report 21 Bank Stand-Alone ▪ Net Income of $9.1 MM, up 2.8% YOY ▪ Net Interest Income of $34.6MM up 3.4% YOY. ▪ Q1 provision increases 3 bps to 1.02% to reflect market uncertainties. ▪ Controlled Expenses with a $635K reduction YOY. ▪ Efficiency Ratio improves from 67.3% Q1 2022 to 64.6% Q1 2023. ▪ FTE’s are down 13 QOQ as the Bank has not replaced all open positions. ($ in 000’s) Q1 2023 Q4 2022 Q1 2022 Interest Income $55,554 $51,493 $35,197 Interest Expense 20,992 12,235 1,773 Net Interest Income 34,562 39,258 33,424 Provision 1,866 2,108 338 Non Interest Income 5,659 6,722 6,102 Non Interest Expense 26,190 28,744 26,825 Net Income $9,050 $12,311 $8,806 Key Drivers/Statistics ROAA 0.67% 0.95% 0.79% Efficiency Ratio 64.6% 62.1% 67.3% Margin 2.79% 3.25% 3.30% FTE’s 421 434 416 Nonaccrual Loans $12.3 MM $14.8 MM $26.1 MM Net charge-off(recovery) rate 0.00% 0.19% 0.30% ACL/Loans 1.02% 0.99% 1.12%

2023 Investor Report 22 Why HarborOne Clear Strategic Focus ▪ Drive organic growth in known products and services. ▪ Ensure diverse and low cost funding base with significant available liquidity. ▪ Foster customer-centric mission that earns total long-term banking relationship. ▪ Continued rationalization and modernization of Banking Centers. Unique Franchise and Culture ▪ Attractive New England (metro Boston & Providence) footprint. ▪ Named Boston Globe’s Top Places to Work 10 of last 12 years. ▪ Deep community engagement - 2022 Boston Business Journal Most Charitable Companies list (6th consecutive year). Proven Track Record ▪ Seasoned management team and Board. ▪ Excess capital to manage economic headwinds. ▪ Increasing quarterly dividend with continued stock buybacks. ▪ Prudent cost management with commitment to continuous process enhancement.

2023 Investor Report 23 HarborOne U - “Enriching lives through education” Original content, tools, templates, case studies, and calculators to help small businesses achieve financial success. A personalized education platform that helps individuals and families gain skills and build confidence in their financial choices. Consumer Small Business

2023 Investor Report 24 A Commitment to Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.

2023 Investor Report 25 “We are steadfast in our commitment to creating exceptional value for our customers, our shareholders, and the communities that we serve. We are an organization that embraces change and are making the people, process, and technology enhancements that position us well for success and make us a very tough competitor.” Joseph F. Casey, President and CEO